UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06728

Name of Fund:   BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2015

Municipal Market Conditions

Municipal bonds generated strong performance throughout most of the period, due to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Interest rates moved lower in 2014 even as the Fed scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. This trend continued into the beginning of 2015 until rate volatility ultimately increased in February as a result of uneven U.S. economic data and widening central bank divergence, i.e., rate cuts outside the United States while the Fed poised for normalizing U.S. rates. During the 12 months ended April 30, 2015, municipal bonds garnered net inflows of approximately $34 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $387 billion (considerably higher than the $302 billion issued in the prior 12-month period). A noteworthy portion (roughly 60%) of new supply during this period was attributable to refinancing activity as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2015
6 months: 1.27%
12 months: 4.86%

A Closer Look at Yields

From April 30, 2014 to April 30, 2015, yields on AAA-rated 30-year municipal bonds decreased by 44 basis points (“bps”) from 3.49% to 3.05%, while 10-year rates decreased 18 bps from 2.30% to 2.12% and 5-year rates increased 7 bps from 1.23% to 1.30% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2-and 30-year maturities flattened by 62 bps and the spread between 2- and 10-year maturities flattened by 36 bps.

During the same time period, U.S. Treasury rates fell by 71 bps on 30-year bonds, 60 bps on 10-year bonds and 24 bps in 5-year issues. Accordingly, tax-exempt municipal bonds underperformed Treasuries across the yield curve, most notably in the intermediate portion of the curve as a result of increased supply. Municipals largely moved in line with Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term prices in a similar fashion. In absolute terms, positive performance of muni bonds on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. We believe that the municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment.

Financial Conditions of Municipal Issuers

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Fund’s investment advisory fees include assets purchased with proceeds of leverage, the investment advisory fee payable to the Fund’s investment advisor will be higher than if the Fund did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	5

Fund Summary as of April 30, 2015	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2015, the Fund returned 12.51% based on market price and 10.91% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) The yield curve flattened during the period, with longer-term bonds generally outperforming shorter-term issues. Higher-rated bonds, while delivering positive absolute performance, lagged the return of lower-rated issues.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. In addition, the Fund’s use of leverage provided both incremental return and income in an environment of declining interest rates. The Fund’s positioning with respect to duration (sensitivity to interest rate movements) helped performance. The Fund’s positioning along the yield curve, which favored longer-dated bonds, also aided performance as longer-dated bonds generally delivered higher returns than those with shorter maturities.

•

Positions in lower-rated investment-grade bonds contributed to performance, as did the Fund’s exposure to the lower end of the credit spectrum (non-investment grade and unrated securities). Lower-rated bonds generated both attractive income and strong price appreciation during the period.

•	Concentrations in the transportation, health care and utilities sectors were among the top contributors to performance.

•	There were no material detractors from the Fund’s performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2015 ($14.91)[1]	6.20%
Tax Equivalent Yield[2]	10.95%
Current Monthly Distribution per Common Share[3]	$0.077
Current Annualized Distribution per Common Share[3]	$0.924
Economic Leverage as of April 30, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$14.91	$14.14	5.45%	$15.45	$13.89
Net Asset Value	$15.29	$14.71	3.94%	$15.86	$14.71

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
Transportation	24%	20%
Health	20	21
Education	12	13
State	10	12
Utilities	11	10
Corporate	8	11
County/City/Special District/School District	11	10
Tobacco	4	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	7%
2016	5
2017	4
2018	5
2019	24

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	10%	9%
AA/Aa	45	41
A	23	28
BBB/Baa	12	10
BB/Ba	3	2
B	2	4
N/R2	5	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 and April 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2015	7

Fund Summary as of April 30, 2015	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2015, the Fund returned 11.32% based on market price and 9.09% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) During the first-half of the reporting period, yields fell and the yield curve flattened considerably (with longer-term bonds outperforming shorter-term debt). During the second half of the period, yields rose very modestly while the yield curve continued to flatten marginally.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure contributed positively to performance, as yields fell during the period. (Duration is a measure of interest rate sensitivity). In addition, the Fund’s exposure to the long end of the yield curve aided performance at a time in which the yield curve flattened. The Fund also benefitted from its exposure to the outperforming transportation and utilities sectors. In addition, the Fund’s use of leverage provided both incremental return and income at a time of declining interest rates.

•

The Fund’s exposure to Chicago general obligation bonds detracted from performance, as did its positions in certain New Jersey credits. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2015 ($15.52)[1]	6.19%
Tax Equivalent Yield[2]	10.94%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$15.52	$14.84	4.58%	$16.20	$14.65
Net Asset Value	$16.12	$15.73	2.48%	$16.76	$15.73

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
County/City/Special District/School District	25%	32%
Transportation	21	21
State	16	15
Utilities	17	16
Health	10	8
Education	6	5
Housing	2	2
Corporate	3	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	8%
2016	3
2017	10
2018	15
2019	12

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15	4/30/14
AAA/Aaa	10%	10%
AA/Aa	60	63
A	25	24
BBB/Baa	4	3
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

ANNUAL REPORT	APRIL 30, 2015	9

Fund Summary as of April 30, 2015	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2015, the Fund returned 10.98% based on market price and 9.70% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.00% based on market price and 9.96% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

Municipal bonds generated positive performance during the 12-month period, as the combination of falling U.S. Treasury yields and strengthening municipal finances fueled healthy investor demand. (Bond prices rise when rates fall.) During the first-half of the reporting period, yields fell and the yield curve flattened considerably (with longer-term bonds outperforming shorter-term debt). During the second half of the period, yields rose very modestly while the yield curve continued to flatten marginally.

•

Income in the form of coupon payments made up a meaningful portion of the Fund’s total return for the period. The Fund’s duration exposure contributed positively to performance, as yields fell during the period. (Duration is a measure of interest rate sensitivity). In addition, the Fund’s exposure to the long end of the yield curve aided performance at a time in which the yield curve flattened. The Fund also benefitted from its exposure to the outperforming transportation and utilities sectors. In addition, the Fund’s use of leverage provided both incremental return and income at a time of declining interest rates.

•

The Fund’s exposure to Chicago general obligation bonds detracted from performance, as did its positions in certain New Jersey credits. The yield spreads on these securities rose significantly due to concerns about pension funding and the resulting downgrades to the issuers’ credit ratings.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2015 ($13.44)[1]	6.29%
Tax Equivalent Yield[2]	11.11%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Economic Leverage as of April 30, 2015[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2015

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/15	4/30/14	Change	High	Low
Market Price	$13.44	$12.91	4.11%	$14.13	$12.54
Net Asset Value	$14.18	$13.78	2.90%	$14.77	$13.78

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	4/30/15	4/30/14
County/City/Special District/School District	25%	29%
Transportation	23	22
State	13	16
Utilities	14	12
Health	12	10
Education	9	8
Housing	2	2
Corporate	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	6%
2016	5
2017	10
2018	12
2019	14

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/15		4/30/14
AAA/Aaa	6%		7%
AA/Aa	65		70
A	24		20
BBB/Baa	4		3
N/R	1	[2]	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2015 the market value of unrated securities deemed by the investment advisor to be investment grade represents 1% of the Fund’s long-term investments.

ANNUAL REPORT	APRIL 30, 2015	11

Schedule of Investments April 30, 2015	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,276,145
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,665	1,808,640
Senior Lien, Series A (AGM), 5.25%, 10/01/48	3,175	3,492,119
Sub-Lien, Series D, 6.00%, 10/01/42	7,410	8,318,095

		18,894,999
Alaska — 0.9%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,590	1,590,223
5.00%, 6/01/46	6,450	5,065,636

		6,655,859
Arizona — 2.6%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,670	2,512,176
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,358,612
5.00%, 12/01/37	5,000	5,674,450
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,139,599

		18,684,837
California — 8.5%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,112,380
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,722,636
California Health Facilities Financing Authority, Refunding RB, Series A:
Catholic Healthcare West, 6.00%, 7/01/34	3,155	3,646,391
St. Joseph Health System, 5.00%, 7/01/33	2,560	2,898,688
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	305	332,840
5.25%, 8/15/49	770	838,715
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,650	1,780,136
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	2,300	2,543,340
Municipal Bonds	Par (000)	Value
California (concluded)
California Statewide Financing Authority, RB, Tobacco Settlement, Series A, 6.00%, 5/01/43	$3,285	$3,285,131
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	1,605	1,816,844
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A:
6.25%, 10/01/38	405	488,880
6.25%, 10/01/40	335	403,293
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,036
Various Purposes, 6.00%, 3/01/33	5,085	6,098,491
Various Purposes, 6.50%, 4/01/33	14,075	16,779,371
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,605	1,790,731
Sub-Series I-1, 6.38%, 11/01/34	2,385	2,901,209
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,960	1,960,039

		60,409,151
Colorado — 0.9%
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,575	1,669,295
University of Colorado, RB, Series A (b):
5.25%, 6/01/19	2,250	2,606,108
5.38%, 6/01/19	1,250	1,457,300
5.38%, 6/01/19	830	965,481

		6,698,184
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,770	3,066,805
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G:
5.00%, 7/01/39	5,000	5,690,950
5.00%, 7/01/35	2,225	2,532,473

		11,290,228
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,305	2,653,170
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	8,275	9,015,447

		11,668,617

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	EDA	Economic Development Authority	ISD	Independent School District
AGM	Assured Guaranty Municipal Corp.	EDC	Economic Development Corp.	LRB	Lease Revenue Bonds
AMBAC	American Municipal Bond Assurance Corp.	ERB	Education Revenue Bonds	M/F	Multi-Family
AMT	Alternative Minimum Tax (subject to)	GAB	Grant Anticipation Bonds	NPFGC	National Public Finance Guarantee Corp.
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	PSF-GTD	Public School Fund Guaranteed
BARB	Building Aid Revenue Bonds	GO	General Obligation Bonds	Radian	Radian Guaranty, Inc.
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	RB	Revenue Bonds
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	S/F	Single-Family
COP	Certificates of Participation	IDA	Industrial Development Authority	Syncora	Syncora Guarantee

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia — 3.5%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	$4,440	$4,719,631
Metropolitan Washington Airports Authority, Refunding RB:
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/31 (c)	8,350	4,139,178
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/32 (c)	15,000	7,076,100
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	13,410	6,037,182
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,711,393

		24,683,484
Florida — 4.7%
City of Atlantic Beach Florida, RB, Health Care Facilities, Fleet Landing Project, Series B, 5.63%, 11/15/43	2,805	3,076,692
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	6,900	7,805,349
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,405,217
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,770	1,936,132
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,554,683
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	6,150	8,077,287
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,049	1,761,100

		33,616,460
Georgia — 2.4%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	5,270	5,951,305
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,075	1,235,530
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,952,263
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	6,945	7,811,389

		16,950,487
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,138,065
Idaho — 1.4%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,019,700
Illinois — 17.9%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	1,005,060
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	3,500	3,988,600
Series C, 6.50%, 1/01/41	11,920	14,432,259
City of Chicago Illinois, GO, Refunding, Project, Series A:
5.25%, 1/01/32	6,390	6,433,772
5.00%, 1/01/34	6,515	6,329,713
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	1,660	1,802,577
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	9,280	8,982,576
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	4,200	4,770,612
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,130	2,351,456
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	5,530	5,985,949
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	1,635	1,867,824
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,186,365
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,732,284
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,435	6,084,428
Senior, Series C, 5.00%, 1/01/37	5,815	6,494,657
Series A, 5.00%, 1/01/38	4,720	5,235,943
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	27,225	5,894,757
Series B (AGM), 5.00%, 6/15/50	12,435	12,984,751
Series B-2, 5.00%, 6/15/50	5,085	5,258,755
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,195,438
6.00%, 6/01/28	2,335	2,750,280
State of Illinois, GO:
5.50%, 7/01/38	4,000	4,399,760
5.00%, 2/01/39	3,195	3,304,621
Series A, 5.00%, 4/01/38	2,510	2,591,048
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,425,284
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,675	1,856,553
5.00%, 4/01/44	2,045	2,263,365

		127,608,687
Indiana — 5.0%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A, 4.00%, 2/01/38	1,925	1,989,834
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,635	1,986,558
7.00%, 1/01/44	3,950	4,828,480
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,665	7,636,491
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	910	969,241
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	3,015	3,206,965
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,690	1,889,048
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,544,135

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	$2,230	$2,564,500
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,580	2,850,358

		35,465,610
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,950	2,106,332
5.50%, 12/01/22	4,765	5,085,065
5.25%, 12/01/25	940	1,048,504
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	3,150	3,359,097
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed:
CAB, Series B, 5.60%, 6/01/34	3,500	3,334,310
Series C, 5.63%, 6/01/46	4,335	3,846,792

		18,780,100
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	4,380	5,050,534
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,055	2,267,343
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (f)	2,485	1,722,900

		3,990,243
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (b)	1,610	1,846,187
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	9,000	9,978,390
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,337,427
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	2,055	2,337,994
5.25%, 5/15/31	1,750	1,966,072
5.25%, 5/15/32	2,240	2,557,744
5.25%, 5/15/33	2,430	2,715,817
5.25%, 5/15/35	1,025	1,162,053

		23,901,684
Maine — 0.5%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,423,385
Maryland — 0.8%
County of Prince George’s Maryland, Special Obligation, Remarketing, National Harbor Project, 5.20%, 7/01/34	1,500	1,502,220
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	947,901
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	2,400	2,660,880
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/15 (b)	500	500,080

		5,611,081
Massachusetts — 2.0%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,063,215
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	4,565	4,714,458
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/15 (b)	3,500	3,549,595
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	1,640	1,839,687

		14,166,955
Michigan — 4.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,995	9,660,360
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,134,928
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,830	1,926,661
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.00%, 9/01/18 (b)	2,000	2,455,420
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	6,365	7,866,376
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	6,085	6,845,503

		31,889,248
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	317,103
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	510	566,630
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	510	557,930

		1,124,560
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	925	1,007,177
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,670	1,867,878
County of Hall Nebraska School District No.2, GO, Grand Island Public Schools, 5.00%, 12/15/39	1,985	2,245,512

		5,120,567

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 4.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	$2,125	$2,255,560
5.25%, 11/01/44	1,665	1,776,622
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	975	1,068,200
Kapkowski Road Landfill Project, Series B, 6.50%, 4/01/31	2,500	3,034,400
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,355	1,495,473
5.00%, 1/01/43	1,835	2,015,435
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (c)	7,395	2,535,154
Transportation Program, Series AA, 5.00%, 6/15/44	7,265	7,550,587
Transportation System, Series A, 5.50%, 6/15/41	3,630	3,976,665
Transportation System, Series B, 5.25%, 6/15/36	4,990	5,259,111

		30,967,207
New York — 9.0%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,250	1,257,750
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Revenue, Fiscal 2015, Series B, Sub-Series B-1, 5.00%, 8/01/39	8,965	10,133,139
City of New York New York Transitional Finance Authority, RB, Future Tax Secured Bonds, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,985	5,609,571
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	3,800	3,864,296
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	508	562,638
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,960	5,698,197
5.25%, 11/15/39	1,765	2,024,702
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	4,910	5,596,565
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	2,480	2,826,704
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	10,040	10,457,363
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	705	767,315
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,760	1,930,597
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	3,595	4,145,215
Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, JFK International Air Terminal LLC Project, ARB, Special Project, Series 8:
6.00%, 12/01/36	2,625	3,087,682
6.00%, 12/01/42	1,485	1,746,746
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,900	4,521,671

		64,230,151
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Solid Waste Disposal Facility, Duke Energy Carolinas Project, Series B, 4.63%, 11/01/40	1,140	1,215,445
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,144,209
North Carolina Medical Care Commission, Refunding RB:
1st Mortage, Aldersgate, 6.25%, 7/01/35	2,970	3,228,687
1st Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,168,950
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,210	1,368,026

		14,125,317
Ohio — 0.9%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,380	1,521,353
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	2,840	3,064,985
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,685	1,768,458

		6,354,796
Pennsylvania — 3.0%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,558,017
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	2,560	2,713,549
Pennsylvania Economic Development Financing Authority, RB:
AMT, Rapid Bridge Replacement Project, 5.00%, 12/31/38	1,225	1,322,926
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,805	4,287,398
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypson Co., AMT, 5.50%, 11/01/44	3,210	3,296,253
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,890	1,963,483
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,568,554

		21,710,180
Rhode Island — 0.9%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	4,155	1,034,553
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	5,505	5,397,983

		6,432,536

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 4.8%
Charleston Educational Excellence Finance Corp., RB, (AGC) (b):
5.25%, 12/01/15	$7,795	$8,023,627
5.25%, 12/01/15	6,920	7,122,964
5.25%, 12/01/15	2,510	2,583,618
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,435,534
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	8,090	9,231,580

		34,397,323
Tennessee — 2.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,855	3,150,007
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,625	1,624,821
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Childrens Research Hospital, 5.00%, 7/01/31	11,250	11,770,425

		16,545,253
Texas — 8.2%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,365	5,083,261
Sub-Lien, 5.00%, 1/01/33	725	787,647
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	3,060	3,513,951
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,472,651
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	2,200	2,333,012
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	1,525	1,826,371
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	460	531,185
7.00%, 1/01/43	485	565,263
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	4,936,248
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	410	429,032
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (b)	1,000	1,202,460
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	4,110	1,462,790
North Texas Tollway Authority, Refunding RB:
2nd Tier System, Series F, 6.13%, 1/01/16 (b)	12,140	12,610,789
Series A, 5.00%, 1/01/35	2,400	2,647,464
Series A, 5.00%, 1/01/38	1,910	2,089,062
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,244,160
Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien (concluded):
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,255	7,418,180

		58,153,526
U.S. Virgin Islands — 0.8%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 5.00%, 10/01/39	5,000	5,409,450
Virginia — 2.0%
County of James City Virginia EDA, Refunding RB, 1st Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	1,500	1,515,300
5.50%, 9/01/34	2,000	2,019,160
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,270	3,587,517
6.00%, 1/01/37	5,905	6,819,389

		13,941,366
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,745	5,505,861
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	16,734,432
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	4,970	5,527,336

		22,261,768
Wyoming — 1.1%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	6,195	7,093,771
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	595	634,169

		7,727,940
Total Municipal Bonds — 113.1%		806,922,502

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,803,754
California — 7.9%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (b)	6,581	7,736,817
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	5,310	5,947,200
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	19,080	21,622,410

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$11,977	$13,603,119
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	4,650	5,090,355
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,484,196

		56,484,097
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	7,962,020
Series C-7, 5.00%, 9/01/36	4,800	5,104,944
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	4,299	4,898,581

		17,965,545
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	9,797,051
Series X-3, 4.85%, 7/01/37	9,266	9,943,682

		19,740,733
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	13,064,748
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	7,078,371
Massachusetts — 0.7%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,607	5,152,157
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	4,048	4,595,994
New York — 6.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	3,194	3,673,109
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	3,260	3,749,512
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	21,630	24,757,266
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	13,080	15,134,737

		47,314,624
North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	19,940,209
Wake Forest University, 5.00%, 1/01/38	3,120	3,470,563

		23,410,772
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	27,896	31,332,704
Texas — 2.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	5,060	5,611,085
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,681,684
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,241	7,123,280

		20,416,049
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,300	8,016,841
Virginia — 3.6%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,074,134
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	11,746,371
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,788,373

		25,608,878
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	5,854,888
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (h)	11,456	12,517,907
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.5%		303,358,062
Total Long-Term Investments (Cost — $1,010,012,453) — 155.6%		1,110,280,564

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (i)(j)	4,603,069	4,603,069
Total Short-Term Securities (Cost — $4,603,069) — 0.7%		4,603,069
Total Investments (Cost — $1,014,615,522) — 156.3%		1,114,883,633
Other Assets Less Liabilities — 1.8%		13,405,917
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.9%)		(163,652,088)
VRDP Shares, at Liquidation Value — (35.2%)		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$713,237,462

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Notes to Schedule of investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from October 1, 2016 to November 15, 2019, is $23,450,870.

(i)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	4,902,847	(299,778)	4,603,069	$5,760

(j)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(371)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$47,627,125	$(634,445)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,110,280,564	—	$1,110,280,564
Short-Term Securities	$4,603,069	—	—	4,603,069

Total	$4,603,069	$1,110,280,564	—	$1,114,883,633

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(634,445)	—	—	$(634,445)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$526,000	—	—	$526,000
Liabilities:
TOB Trust Certificates	—	$(163,620,814)	—	(163,620,814)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$526,000	$(415,020,814)	—	$(414,494,814)

During the year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	19

Schedule of Investments April 30, 2015	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.6%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	$3,000	$3,014,940
Alaska — 1.5%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	602,598
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,602,076
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/19 (a)	4,425	5,309,912

		7,514,586
Arizona — 2.2%
City of Phoenix Civic Improvement Corp., RB, Civil Plaza Expansion Project, Sub-Series A, 5.00%, 7/01/37	7,000	7,056,770
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,614,832
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,525	1,708,778
5.25%, 10/01/28	250	282,750

		10,663,130
Arkansas — 0.1%
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	535	594,792
California — 19.6%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,553,753
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
0.00%, 8/01/37	3,250	1,127,230
0.00%, 8/01/38	7,405	2,442,909
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	895,389
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,784,940
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,210,060
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	5,000	4,642,600
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,465,160
Series A-1, 5.75%, 3/01/34	1,150	1,315,347
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	2,800	3,088,708
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	3,500	3,771,775
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	3,000	3,304,110
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,091,745
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	6,110	6,798,475
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/40	2,000	2,213,600
Grossmont Union High School District, GO, CAB, Election of 2004, 0.00%, 8/01/31 (b)	5,000	2,568,800
Municipal Bonds	Par (000)	Value
California (concluded)
Grossmont-Cuyamaca Community College District, GO, Refunding CAB, Election of 2002, Series C (AGC), 0.00%, 8/01/30 (b)	10,030	5,768,253
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	4,125	3,371,321
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	770	842,919
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	1,945	1,317,271
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (b)	5,000	2,028,600
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/37 (b)	4,005	1,584,178
San Bernardino Community College District, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	10,000	9,657,900
San Diego California Unified School District, GO, CAB, Election of 2008 (b):
Series C, 0.00%, 7/01/38	2,200	836,000
Series G, 0.00%, 7/01/34	900	370,503
Series G, 0.00%, 7/01/35	950	366,748
Series G, 0.00%, 7/01/36	1,430	519,490
Series G, 0.00%, 7/01/37	950	324,862
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (b)	1,725	920,822
San Jose California Unified School District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	2,825	2,859,098
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,018,683
5.00%, 8/01/38	760	850,850
State of California, GO, 5.50%, 4/01/28	5	5,022
State of California, GO, Refunding, Various Purpose:
5.00%, 9/01/41	2,300	2,573,401
5.00%, 10/01/41	1,300	1,456,403
State of California, GO, Various Purpose:
5.00%, 4/01/42	1,500	1,680,195
5.50%, 3/01/40	2,000	2,338,180
State of California Public Works Board, LRB, Judicial Council Projects, Series A, 5.00%, 3/01/38	955	1,057,911
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (a)	1,825	1,847,119
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 0.00%, 8/01/36 (b)	15,000	6,010,200

		96,880,530
Colorado — 1.4%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,161,680
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	4,305	4,791,508

		6,953,188

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida — 10.5%
City of Lakeland Florida, RB, Regional Health, 5.00%, 11/15/40	$2,175	$2,349,653
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	5,112,178
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,460,638
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,993,301
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,487,411
5.38%, 10/01/32	1,700	1,867,433
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,804,504
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,755	3,324,844
Series B, AMT, 6.00%, 10/01/30	870	1,058,564
Series B, AMT, 6.25%, 10/01/38	560	687,960
Series B, AMT, 6.00%, 10/01/42	895	1,077,920
County of Miami-Dade Florida Aviation, Refunding ARB:
AMT, 5.00%, 10/01/34	260	287,976
Series A, 5.50%, 10/01/36	6,490	7,421,704
Series A, AMT, 5.00%, 10/01/32	3,550	3,898,255
County of Orange Florida School Board, COP, Series A, 5.00%, 8/01/16 (a)	2,000	2,116,080
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,825	3,228,721
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	418,436
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,613,889
5.38%, 10/01/29	1,900	2,211,011
Florida State Department of Environmental Protection, RB, Florida Forever Project, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,470,150
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,620	1,858,642
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	745,962
(AMBAC), 5.00%, 10/01/36	1,500	1,579,530

		52,074,762
Georgia — 1.1%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,423,420
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	680	781,544
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	260	286,302
5.00%, 4/01/33	190	208,160
5.00%, 4/01/44	855	925,922

		5,625,348
Municipal Bonds	Par (000)	Value
Illinois — 17.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	5,500	6,267,800
Series B-2, AMT (Syncora), 6.00%, 1/01/29 (a)	1,930	1,938,357
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	3,710	3,722,540
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	1,250	1,240,812
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, AMT:
General Senior Lien, Series C, 5.38%, 1/01/39	4,090	4,524,890
Passenger Facility Charge, Series B, 5.00%, 1/01/31	7,275	7,891,702
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax Receipts, 5.00%, 1/01/41	1,140	1,206,781
Waterworks, 2nd Lien (AMBAC), 5.00%, 11/01/36	1,500	1,572,390
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	1,460	1,593,940
City of Chicago Illinois Park District, GO, Harbor Facilities Revenue, Series C, 5.25%, 1/01/40	750	804,563
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	710	800,610
Sales Tax Receipts, 5.25%, 12/01/36	840	929,418
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	417,164
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	994,755
Illinois Finance Authority, Refunding RB, Silver Cross Hospital And Medical Centers:
4.13%, 8/15/37	1,690	1,605,872
5.00%, 8/15/44	940	1,011,214
Illinois HDA, RB, Liberty Arms Senior Apartments, M/F Housing, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,710	2,711,463
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC):
5.50%, 6/15/15 (a)	3,500	3,556,875
5.50%, 6/15/30	18,800	19,097,040
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 0.00%, 6/15/30 (b)	15,000	7,964,100
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (b)	4,625	1,175,120
4.25%, 6/15/42	1,605	1,609,366
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,060,065
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,103,648
State of Illinois, GO:
5.25%, 2/01/33	1,140	1,214,795
5.50%, 7/01/33	1,100	1,214,763
5.25%, 2/01/34	1,140	1,212,242
5.50%, 7/01/38	1,840	2,023,890
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	1,245	1,379,946

		84,846,121

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 1.8%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	$1,400	$1,604,064
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	1,190	1,272,598
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	690	734,919
Indiana Municipal Power Agency, RB, Series A (NPFGC), 5.00%, 1/01/37	1,150	1,211,789
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	1,300	1,485,991
(AGC), 5.25%, 1/01/29	2,350	2,644,596

		8,953,957
Iowa — 3.2%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	7,700	8,768,298
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,755	1,898,699
5.70%, 12/01/27	1,755	1,887,625
5.80%, 12/01/29	1,190	1,278,393
5.85%, 12/01/30	1,595	1,714,785

		15,547,800
Louisiana — 1.4%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,069,298
New Orleans Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	4,460	4,863,095

		6,932,393
Massachusetts — 1.8%
Massachusetts HFA, RB, S/F Housing, Series 124, AMT, 5.00%, 12/01/31	470	472,707
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,112,950
5.35%, 12/01/42	1,525	1,583,042
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,720	1,932,781
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,685	1,822,159

		8,923,639
Michigan — 6.1%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,191,669
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series D (NPFGC), 5.00%, 7/01/33	1,000	1,023,350
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,500	2,920,425
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	3,510	4,337,939
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,683,660
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,389,036
Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan Building Authority, Refunding RB, Facilities Program (concluded):
Series I-A, 5.38%, 10/15/41	1,000	1,154,960
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,771,768
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,040	1,100,039
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	520	575,936

		30,148,782
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,138,183
Nebraska — 0.2%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,118,490
Nevada — 0.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,325,973
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A, 5.25%, 7/01/42	1,500	1,680,360

		3,006,333
New Jersey — 9.5%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,602,700
School Facilities Construction, Series UU, 5.00%, 6/15/34	780	823,828
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,935	2,014,006
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	935	1,029,715
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,220	1,349,247
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/26	1,090	1,198,237
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	889,712
5.75%, 12/01/27	375	417,143
5.75%, 12/01/28	400	441,764
5.88%, 12/01/33	1,980	2,194,216
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,555	1,587,950
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	2,000	2,140,360
Transportation Program, Series AA, 5.00%, 6/15/38	2,405	2,508,704
Transportation Program, Series AA, 5.50%, 6/15/39	3,565	3,881,073
Transportation System, CAB, Series A, 0.00%, 12/15/29 (b)	10,000	5,004,300
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,387,140
Transportation System, Series B, 5.00%, 6/15/42	6,450	6,662,463

		47,132,558

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 3.1%
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	$5,520	$6,389,234
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	2,000	2,184,520
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	1,000	1,150,250
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,311,100
State of New York HFA, RB, Affordable Housing, Series B, AMT, 5.30%, 11/01/37	3,350	3,441,489

		15,476,593
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	902,959
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	950	1,090,381
5.25%, 2/15/33	1,325	1,517,827

		3,511,167
Pennsylvania — 4.5%
Pennsylvania Economic Development Financing Authority, RB, AMT, Pennsylvania Bridges Finco Replacement Project:
5.00%, 12/31/34 (g)	3,420	3,718,977
5.00%, 12/31/38	1,760	1,900,694
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	5,605	6,208,266
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	860	959,072
Series C, 5.50%, 12/01/33	760	895,303
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	916,461
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,700	7,650,931

		22,249,704
Rhode Island — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B, 4.50%, 6/01/45	7,180	7,040,421
South Carolina — 4.8%
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,500	1,693,290
5.50%, 7/01/41	2,725	3,078,215
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	387,670
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,815,750
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	9,985	11,393,983
Series E, 5.50%, 12/01/53	985	1,121,541
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	2,850	3,155,491

		23,645,940
Tennessee — 0.3%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,165	1,358,541
Municipal Bonds	Par (000)	Value
Texas — 13.5%
Bell County Health Facility Development Corp., RB, Lutheran General Health Care System, 6.50%, 7/01/19 (d)	1,000	1,140,490
Central Texas Turnpike System, Refunding RB, 2nd Tier, Series C, 5.00%, 8/15/34	3,830	4,199,327
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,376,252
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	760	845,508
Comal Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/16 (a)	2,500	2,589,775
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (b)	2,870	1,107,332
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	1,100	1,263,647
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series D, AMT:
5.00%, 11/01/38	9,450	10,148,638
5.00%, 11/01/42	1,500	1,601,070
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	1,325	1,525,804
Leander Independent School District, GO, CAB, Refunding, Series D, 0.00%, 8/15/38 (b)	4,665	1,684,905
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,334,096
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	2,300	2,476,939
North Texas Tollway Authority, Refunding RB, 1st Tier System, Series A:
6.00%, 1/01/28	3,380	3,923,605
(NPFGC), 5.75%, 1/01/40	12,300	13,621,635
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
0.00%, 9/15/35	3,180	1,256,800
0.00%, 9/15/36	6,015	2,242,031
0.00%, 9/15/37	4,305	1,509,118
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,600	1,752,608
5.00%, 12/15/32	1,500	1,636,785
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,000	3,285,210

		66,521,575
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	10	10,095
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,171,820
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	4,000	4,313,560
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,673,001
Providence Health & Services, Series A, 5.25%, 10/01/39	850	946,722

		9,105,103

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,850	$2,057,459
Total Municipal Bonds — 110.0%		544,046,130

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.6%
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	2,750	2,990,323
California — 4.8%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,507,570
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	5,170	5,682,864
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	6,120	6,699,564
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/19 (a)	2,639	3,172,715
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	586,546

		23,649,259
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,220	1,389,830
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,320	1,542,072
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,789,368

		5,331,440
Florida — 14.1%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (f)	2,700	2,916,972
5.00%, 10/01/37	6,000	6,482,160
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	5,990	6,405,227
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	2,390	2,650,630
County of Miami-Dade Florida School Board, COP, Refunding, 5.25%, 5/01/27	11,350	12,549,581
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	12,729	14,400,177
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/16 (a)	5,000	5,290,200
(AGC), 5.50%, 8/01/34	3,544	3,974,631
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	7,829,325
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,843,556
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (concluded)
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	2,399	2,606,532

		69,948,991
Illinois — 6.6%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,276,200
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	14,427	15,806,474
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	360	381,953
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	6,198	6,928,680
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	2,000	2,193,273
Series A, 5.00%, 1/01/38	2,878	3,161,664

		32,748,244
Michigan — 2.0%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	9,100	10,093,993
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	5,007	5,761,279
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	2,429	2,840,181

		8,601,460
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	2,581	2,719,735
New York — 7.2%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	3,998,763
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	7,641	8,507,465
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	2,280	2,594,731
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	4,750	5,444,212
Port Authority of New York & New Jersey, RB, 169th Series, AMT, 5.00%, 10/15/34	10,830	11,735,605
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,540	1,779,547
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,500	1,695,885

		35,756,208
North Carolina — 0.4%
North Carolina HFA, RB, S/F Housing, Series 31-A, AMT, 5.25%, 7/01/38	1,690	1,746,150
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	780	877,578
South Carolina — 1.1%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	4,695	5,300,139

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas — 3.9%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	$5,900	$6,296,657
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	969,793
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (a)	4,584	4,896,949
5.00%, 2/15/32	166	175,908
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	4,501	4,847,709
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (a)(f)	2,000	2,178,580

		19,365,596
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	507,713
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,723,583
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, 5.00%, 10/01/38	3,930	4,560,726

		7,284,309
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	640	701,798
Series C, 5.25%, 4/01/39	2,000	2,185,320

		2,887,118
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.7%		231,198,086
Total Long-Term Investments (Cost — $710,557,956) — 156.7%		775,244,216

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.02% (h)(i)	2,768,314	2,768,314
Total Short-Term Securities (Cost — $2,768,314) — 0.6%		2,768,314
Total Investments (Cost — $713,326,270) — 157.3%		778,012,530
Other Assets Less Liabilities — 1.7%		8,055,937
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.3%)		(114,993,921)
VRDP Shares, at Liquidation Value — (35.7%)		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$494,474,546

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Zero-coupon bond.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(d)	Security is collateralized by municipal or U.S. Treasury obligations.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from February 1, 2016 to December 1, 2029, is $21,239,237.

(g)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$1,529,187	$11,083

(h)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	5,091,221	(2,322,907)	2,768,314	$3,303

(i)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(200)	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$24,026,563	$(217,478)
(294)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$37,742,250	(332,274)
Total					$(549,752)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	25

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$775,244,216	—	$775,244,216
Short-Term Securities	$2,768,314	—	—	2,768,314

Total	$2,768,314	$775,244,216	—	$778,012,530

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(549,752)	—	—	$(549,752)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$2,103,481	—	—	$2,103,481
Cash pledged for financial futures contracts	606,000	—	—	606,000
Liabilities:
TOB Trust Certificates	—	$(114,961,827)	—	(114,961,827)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$2,709,481	$(291,561,827)	—	$(288,852,346)

Duringthe year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments April 30, 2015	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$752,070
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,000	2,009,960

		2,762,030
Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	972,689
Arizona — 1.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 7/01/32	1,000	1,108,730
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,110,197
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,075	1,204,548
5.00%, 10/01/29	925	1,030,968

		4,454,443
Arkansas — 0.1%
County Pulaski Public Facilities Board, RB, 5.00%, 12/01/42	350	389,116
California — 16.9%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	7,150	7,845,623
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
0.00%, 8/01/37	2,100	728,364
0.00%, 8/01/38	4,800	1,583,520
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	577,670
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,189,960
California Health Facilities Financing Authority, Refunding RB, Saint. Joseph’s Health System, Series A, 5.00%, 7/01/37	945	1,059,893
California State University, RB, Systemwide, Series A:
5.50%, 11/01/39	1,000	1,154,710
(AGC), 5.25%, 11/01/38	3,000	3,421,290
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,290	1,425,489
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	800,646
Coast Community College District, GO, CAB, Election of 2002, Series C (AGM), 5.00%, 8/01/31	1,800	1,985,598
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/38	2,015	2,219,261
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	697,504
El Monte Union High School District, GO, Series C (AGM), 5.25%, 6/01/28	4,000	4,450,720
Golden State Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 6/01/40	1,315	1,455,442
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (b)	2,200	2,408,340
Municipal Bonds	Par (000)	Value
California (concluded)
Monterey Peninsula Community College District, GO, CAB, Series C, 0.00%, 8/01/28 (a)	11,975	6,511,406
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 0.00%, 8/01/43 (c)	5,000	3,386,300
San Diego California Unified School District, GO (a):
CAB, Election of 2008, Series C, 0.00%, 7/01/38	1,400	532,000
CAB, Election of 2008, Series G, 0.00%, 7/01/34	580	238,769
CAB, Election of 2008, Series G, 0.00%, 7/01/35	615	237,421
CAB, Election of 2008, Series G, 0.00%, 7/01/36	920	334,218
CAB, Election of 2008, Series G, 0.00%, 7/01/37	615	210,305
San Diego California Unified School District, GO, Refunding, CAB, Election of 2008, Series R-1, 0.00%, 7/01/31 (a)	1,110	592,529
San Diego Community College District California, GO, CAB, Election of 2006 (a):
0.00%, 8/01/31	1,855	886,875
0.00%, 8/01/32	2,320	1,036,599
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	679,122
5.00%, 8/01/38	490	548,575
State of California, GO, Refunding, Various Purpose, 5.00%, 10/01/41	900	1,008,279
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,500	1,680,195
State of California Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	615	681,272
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (b)	675	683,181
Yosemite Community College District, GO, CAB, Election of 2004, Series D (a):
0.00%, 8/01/36	2,000	801,360
0.00%, 8/01/37	2,790	1,068,486

		54,120,922
Colorado — 1.9%
E-470 Public Highway Authority, Refunding RB, CAB, Series B (NPFGC), 0.00%, 9/01/32 (a)	5,500	2,217,215
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,146,780
Regional Transportation District, COP, Series A, 5.00%, 6/01/39	2,500	2,782,525

		6,146,520
Florida — 10.3%
City of Lakeland Florida, RB, Regional Health, 5.00%, 11/15/40	1,420	1,534,026
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,102,390
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,448,772
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	642,681
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,603,048

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	27

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	$825	$958,683
5.38%, 10/01/32	1,100	1,208,339
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	900	1,023,966
Seaport Department, Series B, AMT, 6.00%, 10/01/30	570	693,542
Seaport Department, Series A, 6.00%, 10/01/38	1,780	2,148,175
Seaport Department, Series B, AMT, 6.25%, 10/01/38	360	442,260
Seaport Department, Series B, AMT, 6.00%, 10/01/42	580	698,540
County of Miami-Dade Florida Aviation, Refunding ARB, AMT:
5.00%, 10/01/34	160	177,216
Series A, 5.00%, 10/01/32	1,730	1,899,713
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	1,900	2,171,529
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	278,958
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,792,856
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/33	1,040	1,193,202
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	1,918,188

		32,936,084
Georgia — 0.8%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,086,800
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	440	505,705
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/31	165	181,691
5.00%, 4/01/33	120	131,470
5.00%, 4/01/44	550	595,623

		2,501,289
Illinois — 15.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,279,200
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,280	1,285,542
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	2,400	2,408,112
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	2,000	1,985,300
City of Chicago Illinois, Refunding GARB, AMT:
O’Hare International Airport, 3rd Lien, Series C-2 (AGM), 5.25%, 1/01/30	1,620	1,622,382
O’Hare International Airport, General Senior Lien, Series C, 5.38%, 1/01/39	3,235	3,578,978
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	600	635,148
City of Chicago Illinois Midway International Airport, Refunding RB, 2nd Lien, Series A, AMT, 5.00%, 1/01/34	505	551,329
Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Park District, GO, Series C:
Harbor Facilities Revenue, 5.25%, 1/01/40	500	536,375
Harbor Facilities Revenues, 5.25%, 1/01/37	4,000	4,303,680
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	515	569,822
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	274,450
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	468,120
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	2,070	2,388,201
Silver Cross Hospital And Medical Centers, 4.13%, 8/15/37	615	584,385
Silver Cross Hospital And Medical Centers, 5.00%, 8/15/44	615	661,592
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	12,865	13,068,267
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project (NPFGC), 0.00%, 12/15/36 (a)	10,000	3,732,200
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	2,980	757,158
4.25%, 6/15/42	1,070	1,072,910
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	677,264
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,564,780
State of Illinois, GO:
5.25%, 2/01/33	735	783,223
5.50%, 7/01/33	710	784,074
5.25%, 2/01/34	735	781,577
5.50%, 7/01/38	380	417,977
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	805	892,254

		49,664,300
Indiana — 2.0%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,000	1,145,760
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	445	473,970
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	770	823,446
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,286,140
(AGC), 5.50%, 1/01/38	1,575	1,787,593

		6,516,909
Iowa — 3.0%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/37	4,925	5,608,295
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	1,065	1,152,202
5.70%, 12/01/27	1,070	1,150,860
5.80%, 12/01/29	725	778,853
5.85%, 12/01/30	750	806,325

		9,496,535

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kentucky — 0.7%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	$2,000	$2,249,360
Louisiana — 1.4%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,322,051
New Orleans Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,920	3,183,910

		4,505,961
Massachusetts — 3.2%
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000	5,188,250
5.35%, 12/01/42	975	1,012,109
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior, Series A, 5.00%, 5/15/43	1,110	1,247,318
Massachusetts Water Resources Authority, Refunding RB, General,Series A (NPFGC), 5.00%, 8/01/34	2,530	2,735,942

		10,183,619
Michigan — 4.6%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Series A (BHAC), 5.50%, 7/01/36	4,500	4,901,580
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,200	2,436,346
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	350	383,743
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,985,889
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	692,976
Series II-A, 5.38%, 10/15/36	1,000	1,121,950
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,123,269
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	630	666,370
Western Michigan University, Refunding RB, AGM, General, 5.00%, 11/15/39	340	376,574

		14,688,697
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800	2,092,122
Nebraska — 0.9%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,963,998
Nevada — 0.9%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	1,000	1,120,240
(AGM), 5.25%, 7/01/39	1,700	1,912,755

		3,032,995
New Jersey — 10.3%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	6,823,280
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	610	671,793
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series UU, 5.00%, 6/15/34	505	533,376
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,250	1,301,037
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	790	873,693
New Jersey Educational Facilities Authority, RB, Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/26	705	775,007
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	556,070
5.50%, 12/01/26	350	387,429
5.75%, 12/01/28	200	220,882
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,070	1,092,673
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,290	1,380,532
Transportation Program, Series AA, 5.00%, 6/15/38	1,560	1,627,267
Transportation Program, Series AA, 5.50%, 6/15/39	4,650	5,062,269
Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,670,998
Transportation System, Series B, 5.00%, 6/15/42	9,500	9,812,930

		32,789,236
New York — 3.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,250	1,417,000
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,476,835
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	2,200	2,546,434
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	610	701,653
State of New York HFA, RB, Affordable Housing, Series B, AMT, 5.30%, 11/01/37	2,835	2,912,424

		11,054,346
Ohio — 0.7%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	572,912
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/32	610	700,140
5.25%, 2/15/33	850	973,700

		2,246,752
Pennsylvania — 5.1%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	2,110	2,291,861
Pennsylvania Economic Development Financing Authority, RB:
PA Bridges Finco LP, 5.00%, 12/31/34 (d)	2,220	2,414,072
Rapid Bridge Replacement Project, 5.00%, 12/31/38	1,155	1,247,331

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	$3,955	$4,380,677
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	550	613,360
Series C, 5.50%, 12/01/33	490	577,235
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	591,265
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,563,633
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (b)	15	17,429
6.00%, 9/01/38	1,285	1,455,969

		16,152,832
South Carolina — 7.6%
Charleston Educational Excellence Finance Corp., RB (AGC) (b):
5.25%, 12/01/15	2,725	2,804,924
5.25%, 12/01/15	2,425	2,496,125
5.25%, 12/01/15	880	905,810
County of Charleston South Carolina Airport District, ARB, Series A, AMT, 5.50%, 7/01/41	1,360	1,536,283
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	121,147
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,851,946
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	6,435	7,343,043
Series E, 5.50%, 12/01/53	2,820	3,210,909
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series B, 5.00%, 12/01/38	1,840	2,037,230

		24,307,417
Texas — 15.6%
Central Texas Turnpike System, Refunding RB, Second Tier, Series C, 5.00%, 8/15/34	1,300	1,425,359
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	500	556,255
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	1,850	713,786
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	861,578
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,800	1,933,074
Series D, 5.00%, 11/01/42	1,140	1,216,813
Series H, 5.00%, 11/01/32	2,715	2,961,549
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	865	996,091
Leander Independent School District, GO, CAB, Refunding, Series D, 0.00%, 8/15/38 (a)	3,020	1,090,764
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,333,810
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (b)	1,065	1,146,930
North Texas Tollway Authority, RB, Convertible CAB, Series C, 6.75%, 9/01/21 (c)	10,000	9,990,700
North Texas Tollway Authority, Refunding RB, 1st Tier:
System, Series A, 6.00%, 1/01/28	2,415	2,803,404
System, Series A (NPFGC), 5.75%, 1/01/40	3,600	3,986,820
Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,852,710
Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	1,150	454,503
0.00%, 9/15/36	3,875	1,444,367
0.00%, 9/15/37	17,775	6,231,026
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,030	1,128,241
5.00%, 12/15/32	2,500	2,727,975
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	925	1,012,940

		49,868,695
Vermont — 0.1%
Vermont HFA, Refunding RB, Multiple Purpose, S/F Housing, Series C, AMT (AGM), 5.50%, 11/01/38	420	423,969
Washington — 2.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,520,274
Washington Health Care Facilities Authority, RB:
MultiCare Health System, Remarketing, Series B, 5.00%, 8/15/44	3,000	3,235,170
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,097,050
Providence Health & Services, Series A, 5.25%, 10/01/39	550	612,584

		6,465,078
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,200	1,334,568
Total Municipal Bonds — 110.8%		354,320,482

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.9%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,121,760
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,750	1,902,933

		3,024,693
California — 3.3%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	3,030	3,330,576
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (b)	4,330	4,740,051
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/19 (b)	1,699	2,043,036
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	414,033

		10,527,696

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	$780	$888,580
5.00%, 2/01/41	2,999	3,211,480

		4,100,060
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	855	998,842
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/18 (b)(f)	1,579	1,841,128
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,190	2,440,799

		5,280,769
Florida — 12.6%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	4,000	4,321,440
County of Highlands Florida Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36	4,000	4,277,280
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	1,540	1,707,937
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,342,151
County of Miami-Dade Florida Water & Sewer System (AGM), 5.00%, 10/01/39	6,901	7,807,134
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/16 (b)	9,000	9,522,360
(AGC), 5.50%, 8/01/34	3,394	3,806,214
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,219,550
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (f)	1,189	1,292,406

		40,296,472
Illinois — 9.1%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	4,000	4,276,200
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,548	2,791,811
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,638	1,740,006
Regional Transportation Authority, RB, 6.50%, 7/01/26	10,000	13,212,703
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (f)	1,130	1,262,808
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	3,499	3,838,228
Series A, 5.00%, 1/01/38	1,859	2,041,908

		29,163,664
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/16 (b)	4,600	4,814,268
Michigan — 1.6%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	4,700	5,213,381
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (f)	3,298	3,794,855
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Nevada (concluded)
County of Clark Nevada Water Reclamation District, GO, Limited Tax, Series B, 5.75%, 7/01/34	1,574	1,840,858

		5,635,713
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,580	1,665,574
New York — 5.6%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,196,211
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,920	5,478,629
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,470	1,672,919
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	3,080	3,530,142
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	3,500	3,603,495
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,000	1,155,550
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,200	1,356,708

		17,993,654
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	500	562,550
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (f)	1,125	1,270,001
Texas — 5.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,027,737
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,596,120
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD):
5.00%, 2/15/17 (b)	5,066	5,412,418
5.00%, 2/15/32	184	194,424
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/37 (f)	1,996	2,149,151
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/17 (b)(f)	1,400	1,525,006

		15,904,856
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	338,475
Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, 5.00%, 10/01/38	2,565	2,976,657

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Froedtert & Community Health Inc., Series A, 5.00%, 4/01/42	$1,920	$2,105,395
Series C, 5.25%, 4/01/39 (f)	3,250	3,550,711

		5,656,106
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.3%		154,424,589
Total Long-Term Investments (Cost — $466,682,416) — 159.1%		508,745,071

Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.02% (g)(h)	1,895,822	$1,895,822
Total Short-Term Securities (Cost — $1,895,822) — 0.6%		1,895,822
Total Investments (Cost — $468,578,238) — 159.7%		510,640,893
Other Assets Less Liabilities — 1.4%		4,575,242
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.7%)		(78,868,183)
VMTP Shares, at Liquidation Value — (36.4%)		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$319,847,952

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Citigroup Global Markets, Inc.	$2,414,072	$(9,646)

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB Trust or in the event of a default on the security. In the case of a shortfall or default, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expire from February 1, 2016 to December 1, 2029, is $11,170,391.

(g)	During the year ended April 30, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act were as follows:

Affiliate	Shares Held at April 30, 2014	Net Activity	Shares Held at April 30, 2015	Income
FFI Institutional Tax-Exempt Fund	3,656,710	(1,760,888)	1,895,822	$1,992

(h)	Represents the current yield as of report date.

•	As of April 30, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(130)	5-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$15,617,266	$(141,360)
(193)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2015	$24,776,375	$(218,126)
Total					$(359,486)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investment and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

As of April 30, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$508,745,071	—	$508,745,071
Short-Term Securities	$1,895,822	—	—	1,895,822

Total	$1,895,822	$508,745,071	—	$510,640,893

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(359,486)	—	—	$(359,486)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$397,000	—	—	$397,000
Liabilities:
TOB Trust Certificates	—	$(78,851,406)	—	(78,851,406)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$397,000	$(195,351,406)	—	$(194,954,406)

Duringthe year ended April 30, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	33

Statements of Assets and Liabilities

April 30, 2015	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,110,280,564	$775,244,216	$508,745,071
Investments at value — affiliated[2]	4,603,069	2,768,314	1,895,822
Cash	—	2,103,481	—
Cash pledged for financial futures contracts	526,000	606,000	397,000
Interest receivable	16,740,753	9,969,775	6,494,509
Investments sold receivable	155,000	1,666,465	523,087
Variation margin receivable on financial futures contracts	52,174	61,659	40,346
Deferred offering costs	415,242	265,886	—
Prepaid expenses	44,985	35,568	30,922

Total assets	1,132,817,787	792,721,364	518,126,757

Accrued Liabilities
Income dividends payable — Common Shares	3,591,046	2,454,151	1,590,340
Investments purchased payable	—	3,632,669	983,049
Investment advisory fees payable	467,159	326,101	213,513
Officer’s and Directors’ fees payable	284,287	202,177	4,069
Interest expense and fees payable	31,274	32,094	16,777
Other accrued expenses payable	185,745	37,799	119,651

Total accrued liabilities	4,559,511	6,684,991	2,927,399

Other Liabilities
TOB Trust Certificates	163,620,814	114,961,827	78,851,406
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	415,020,814	291,561,827	195,351,406

Total liabilities	419,580,325	298,246,818	198,278,805

Net Assets Applicable to Common Shareholders	$713,237,462	$494,474,546	$319,847,952

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$639,781,893	$430,035,616	$283,503,510
Undistributed net investment income	6,443,580	6,492,814	5,069,264
Accumulated net realized loss	(32,621,677)	(6,190,392)	(10,427,991)
Net unrealized appreciation (depreciation)	99,633,666	64,136,508	41,703,169

Net Assets Applicable to Common Shareholders	$713,237,462	$494,474,546	$319,847,952

Net asset value, per Common Share	$15.29	$16.12	$14.18

[1] Investments at cost — unaffiliated	$1,010,012,453	$710,557,956	$466,682,416
[2] Investments at cost — affiliated	$4,603,069	$2,768,314	$1,895,822
[3] Preferred Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	46,636,954	30,676,888	22,558,009
[7] Common Shares authorized	199,983,766	199,988,234	199,992,435

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2015

Statements of Operations

Year Ended April 30, 2015	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$52,079,319	$35,401,506	$22,850,428
Interest — affiliated	5,760	3,303	1,992

Total income	52,085,079	35,404,809	22,852,420

Expenses
Investment advisory	5,643,878	3,959,283	2,571,433
Liquidity fees	25,605	1,606,064	—
Professional	218,658	133,030	112,696
Accounting services	136,117	105,754	77,698
Officer and Directors	71,316	49,856	29,117
Transfer agent	54,519	44,603	30,128
Custodian	45,295	35,501	23,952
Rating agency	32,549	42,517	33,435
Printing	15,290	13,498	11,949
Registration	16,624	10,882	9,389
Remarketing fees on Preferred Shares	25,141	179,054	—
Miscellaneous	71,071	61,309	50,973

Total expenses excluding interest expense, fees and amortization of offering costs	6,356,063	6,241,351	2,950,770
Interest expense, fees and amortization of offering costs[1]	3,376,514	1,040,143	1,758,965

Total expenses	9,732,577	7,281,494	4,709,735
Less fees waived by the Manager	(4,274)	(2,122)	(1,415)

Total expenses after fees waived	9,728,303	7,279,372	4,708,320

Net investment income	42,356,776	28,125,437	18,144,100

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,853,901	2,461,210	1,280,990
Financial futures contracts	(3,680,410)	(1,865,726)	(1,112,893)

	1,173,491	595,484	168,097

Net change in unrealized appreciation (depreciation) on:
Investments	28,361,062	12,951,095	10,037,373
Financial futures contracts	(393,491)	(413,216)	(303,894)

	27,967,571	12,537,879	9,733,479

Net realized and unrealized gain	29,141,062	13,133,363	9,901,576

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$71,497,838	$41,258,800	$28,045,676

[1] Related to TOB Trusts and/or Preferred Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	35

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$42,356,776	$43,995,932
Net realized gain (loss)	1,173,491	(11,394,731)
Net change in unrealized appreciation (depreciation)	27,967,571	(46,883,949)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	71,497,838	(14,282,748)

Distributions to Common Shareholders From[1]
Net investment income	(44,472,999)	(46,099,468)

Capital Share Transactions
Reinvestment of common distributions	—	1,019,486

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	27,024,839	(59,362,730)
Beginning of year	686,212,623	745,575,353

End of year	$713,237,462	$686,212,623

Undistributed net investment income, end of year	$6,443,580	$8,548,517

	BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$28,125,437	$29,015,137
Net realized gain (loss)	595,484	(4,924,255)
Net change in unrealized appreciation (depreciation)	12,537,879	(27,892,194)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	41,258,800	(3,801,312)

Distributions to Common Shareholders From[1]
Net investment income	(29,449,811)	(29,447,646)
Net realized gain	—	(497,242)

Decrease in net assets resulting from distributions to Common Shareholders	(29,449,811)	(29,944,888)

Capital Share Transactions
Reinvestment of common distributions	—	417,081

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	11,808,989	(33,329,119)
Beginning of year	482,665,557	515,994,676

End of year	$494,474,546	$482,665,557

Undistributed net investment income, end of year	$6,492,814	$7,899,172

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2015	2014

Operations
Net investment income	$18,144,100	$18,835,582
Net realized gain (loss)	168,097	(3,143,006)
Net change in unrealized appreciation (depreciation)	9,733,479	(16,915,728)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	28,045,676	(1,223,152)

Distributions to Common Shareholders From[1]
Net investment income	(19,084,076)	(19,061,517)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	8,961,600	(20,284,669)
Beginning of year	310,886,352	331,171,021

End of year	$319,847,952	$310,886,352

Undistributed net investment income, end of year	$5,069,264	$5,960,369

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	37

Statements of Cash Flows

Year Ended April 30, 2015	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$71,497,838	$41,258,800	$28,045,676
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	13,260	88,233	(73,338)
Increase in variation margin receivable on financial futures contracts	(52,174)	(61,659)	(40,346)
(Increase) decrease in prepaid expenses	(258)	539	296
(Increase) decrease in cash pledged for financial futures contracts	535,000	(130,000)	(129,000)
Increase in investment advisory fees payable	15,395	6,973	7,888
Decrease in interest expense and fees payable	(7,084)	(14,681)	(8,154)
Increase (decrease) in other accrued expenses payable	(50,542)	33,967	21,764
Decrease in variation margin payable on financial futures contracts	(327,801)	(153,986)	(75,938)
Increase in Officer’s and Directors’ fees payable	36,664	25,651	92
Net realized gain on investments	(4,853,901)	(2,461,210)	(1,280,990)
Net unrealized gain on investments	(28,361,062)	(12,951,095)	(10,037,373)
Amortization of premium and accretion of discount on investments	745,994	(1,373,506)	(846,642)
Proceeds from sales of long-term investments	137,174,803	118,265,958	75,925,646
Purchases of long-term investments	(126,425,434)	(106,977,612)	(77,895,619)
Net proceeds from sales of short-term securities	299,778	2,322,907	1,760,888

Net cash provided by operating activities	50,240,476	37,879,279	15,374,850

Cash Used for Financing Activities
Proceeds from TOB Trust Certificates	—	5,085,631	3,662,683
Repayments of TOB Trust Certificates	(5,620,106)	(11,444,417)	—
Cash dividends paid to Common Shareholders	(44,636,228)	(29,449,811)	(19,084,076)
Amortization of deferred offering costs	15,858	32,799	46,543

Net cash used for financing activities	(50,240,476)	(35,775,798)	(15,374,850)

Cash
Net increase in cash	—	2,103,481	—
Cash at beginning of year	—	—	—

Cash at end of year	—	$2,103,481	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense and fees	$3,367,740	$1,022,025	$1,720,576

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended April 30,
	2015		2014	2013		2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$14.71		$16.01	$15.19		$13.05		$13.87

Net investment income[1]	0.91		0.94	0.95		0.99		1.04
Net realized and unrealized gain (loss)	0.62		(1.25)	0.89		2.15		(0.85)
Distributions to AMPS Shareholders from net investment income	—		—	—		(0.01)		(0.03)

Net increase (decrease) from investment operations	1.53		(0.31)	1.84		3.13		0.16

Distributions to Common Shareholders from net investment income[2]	(0.95)		(0.99)	(1.02)		(0.99)		(0.98)

Net asset value, end of year	$15.29		$14.71	$16.01		$15.19		$13.05

Market price, end of year	$14.91		$14.14	$16.24		$15.49		$13.17

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.91%		(1.21)%	12.32%		24.76%		1.07%

Based on market price	12.51%		(6.38)%	11.73%		26.06%		3.27%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.37%		1.49%	1.52%		1.53%	[4]	1.15%	[4]

Total expenses after fees waived and paid indirectly	1.36%		1.49%	1.52%		1.53%	[4]	1.15%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	0.89%	[6]	1.20% [6]	1.17%	[6]	1.20%	[4,6]	0.99%	[4]

Net investment income	5.94%		6.70%	6.02%		6.95%	[4]	7.64%	[4]

Distributions to AMPS Shareholders	—		—	—		0.04%		0.23%

Net investment income to Common Shareholders	5.94%		6.70%	6.02%		6.91%		7.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$713,237		$686,213	$745,575		$703,290		$598,976

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—		—	—		—		$251,450

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—		—	—		—		$84,556

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400		$251,400	$251,400		$251,400		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$383,706		$372,956	$396,569		$379,749		—

Borrowings outstanding, end of year (000)	$163,621		$169,241	$207,943		$178,408		$125,097

Asset coverage, end of year per $1,000 of borrowings	$5,359		$5,055	$4,585		$4,942		$5,788

Portfolio turnover rate	11%		17%	16%		19%		16%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]

For the years ended April 30, 2015, April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.88%, 0.92%, 0.90% and 0.92%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	39

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$15.73	$16.83	$16.22	$13.72		$14.63

Net investment income[1]	0.92	0.95	0.93	0.95		0.99
Net realized and unrealized gain (loss)	0.43	(1.07)	0.64	2.49		(0.94)
Distributions to AMPS Shareholders from net investment income	—	—	—	(0.01)		(0.04)

Net increase (decrease) from investment operations	1.35	(0.12)	1.57	3.43		0.01

Distributions to Common Shareholders from:[2]
Net investment income	(0.96)	(0.96)	(0.96)	(0.93)		(0.92)
Net realized gain	—	(0.02)	—	—		—

Total distributions to Common Shareholders	(0.96)	(0.98)	(0.96)	(0.93)		(0.92)

Net asset value, end of year	$16.12	$15.73	$16.83	$16.22		$13.72

Market price, end of year	$15.52	$14.84	$16.94	$16.05		$13.15

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.09%	0.04%	9.86%	25.78%		0.10%

Based on market price	11.32%	(6.23)%	11.75%	29.85%		(3.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.58%	1.53%	1.46%	[4]	1.21%	[4]

Total expenses after fees waived and paid indirectly	1.46%	1.58%	1.53%	1.46%	[4]	1.21%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5]	1.25% [6]	1.32% [6]	1.23% [6]	1.19%	[4,6]	1.02%	[4]

Net investment income	5.65%	6.28%	5.57%	6.29%	[4]	6.97%	[4]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.25%

Net investment income to Common Shareholders	5.65%	6.28%	5.57%	6.21%		6.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$494,475	$482,666	$515,995	$495,260		$418,346

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$176,625

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$84,217

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$379,997	$373,310	$392,183	$380,442		—

Borrowings outstanding, end of year (000)	$114,962	$121,321	$129,431	$110,155		$107,590

Asset coverage, end of year per $1,000 of borrowings	$5,301	$4,978	$4,987	$5,496		$4,888

Portfolio turnover rate	14%	12%	15%	25%		12%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VRDP Shares, respectively.

[6]

For the years ended April 30, 2015, April 30, 2014, April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.89%, 0.93%, 0.90% and 0.95%, respectively.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2015

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,
	2015	2014	2013	2012		2011

Per Share Operating Performance
Net asset value, beginning of year	$13.78	$14.68	$14.11	$11.85		$12.71

Net investment income[1]	0.80	0.83	0.82	0.85		0.86
Net realized and unrealized gain (loss)	0.45	(0.88)	0.58	2.24		(0.89)
Distributions to AMPS Shareholders from:
Net investment income	—	—	—	(0.01)		(0.02)
Net realized gain	—	—	—	(0.00)[2]		—

Net increase (decrease) from investment operations	1.25	(0.05)	1.40	3.08		(0.05)

Distributions to Common Shareholders from net investment income[3]	(0.85)	(0.85)	(0.83)	(0.82)		(0.81)

Net asset value, end of year	$14.18	$13.78	$14.68	$14.11		$11.85

Market price, end of year	$13.44	$12.91	$14.41	$13.93		$11.59

Total Return Applicable to Common Shareholders[4]
Based on net asset value	9.70%	0.55%	10.17%	26.85%		(0.36)%

Based on market price	10.98%	(4.04)%	9.55%	28.04%		(1.07)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.47%	1.56%	1.49%	1.31%	[5]	1.21%	[5]

Total expenses after fees waived and paid indirectly	1.47%	1.56%	1.49%	1.31%	[5]	1.20%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.92%	0.95%	0.90%	0.99%	[5,7]	1.03%	[5]

Net investment income	5.65%	6.32%	5.62%	6.46%	[5]	7.00%	[5]

Distributions to AMPS Shareholders	—	—	—	0.08%		0.20%

Net investment income to Common Shareholders	5.65%	6.32%	5.62%	6.38%		6.80%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$319,848	$310,886	$331,171	$317,278		$265,918

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$116,575

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$82,031

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$374,548	$366,855	$384,267	$372,342		—

Borrowings outstanding, end of year (000)	$78,851	$75,189	$82,257	$68,821		$64,329

Asset coverage, end of year per $1,000 of borrowings	$5,056	$5,135	$5,026	$5,610		$5,134

Portfolio turnover rate	13%	16%	15%	20%		10%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOB Trusts and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2015	41

Notes to Financial Statements

1. Organization:

The following are registered under the 1940 Act, as closed-end management investment companies and referred to herein collectively as the “Funds”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Non-diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Non-diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Non-diversified

The Board of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOB transactions) that would be “senior securities” for 1940 Act purposes, the Funds may segregate or designate on their books and records cash or liquid securities having a market value at least equal to the amount of the Funds’ future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though

42	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Trusts are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust.

Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB residual holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB trust at par plus accrued interest. Thereafter, that Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB trust, failure of any scheduled payment of

ANNUAL REPORT	APRIL 30, 2015	43

Notes to Financial Statements (continued)

principal or interest on the municipal bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider (defined below). In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

TOB Trusts are typically supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day, subject to the non-occurrence of TOTES (as described above). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered TOB Trust Certificates. The Liquidity Provider is not obligated to advance such a loan. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust. Tendered TOB Trust Certificates are supported by a remarketing agent. However, the remarketing agent is not anticipated to purchase tendered TOB Trust Certificates for its own account in the event of a failed remarketing, which may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at April 30, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds.

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings.

Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

The carrying amount of the Funds’ payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, the non-recurring, legal and restructuring fees are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. At April 30, 2015, the aggregate value of the underlying municipal bonds

44	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

transferred to the TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOB Trusts	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$303,358,062	$163,620,814	0.11% - 0.36%
MQY	$231,198,086	$114,961,827	0.11% - 0.39%
MQT	$154,424,589	$78,851,406	0.11% - 0.39%

For the year ended April 30, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$164,406,079	0.60%
MQY	$117,457,810	0.64%
MQT	$76,490,745	0.64%

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of April 30, 2015
		Value
		Derivative Liabilities
	Statements of Assets and Liabilities Location	MYD	MQY	MQT
Interest rate contracts	Net unrealized depreciation[1]	$(634,445)	$(549,752)	$(359,486)

[1]

Includes cumulative depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2015
	Net Realized Loss from			Net Change in Unrealized Appreciation (Depreciation) on
	MYD	MQY	MQT	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(3,680,410)	$(1,865,726)	$(1,112,893)	$(393,491)	$(413,216)	$(303,894)

ANNUAL REPORT	APRIL 30, 2015	45

Notes to Financial Statements (continued)

For the year ended April 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average notional value of contracts — short	$77,405,406	$52,996,898	$34,429,168

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures, with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets, at the following annual rates:

	MYD	MQY	MQT
Investment advisory fee	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

Prior to July 1, 2014, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, served as a sub-advisor to each of the Fund pursuant to sub-advisory agreements with the Manager, and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the investment advisory fees paid by each Fund to the Manager under the Investment Advisory Agreement. Effective July 1, 2014, the sub-advisory agreements between the Manager and BIM, with respect to each Fund, expired.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

For the year ended April 30, 2015, purchases and sales of investments excluding short-term securities, were as follows:

	MYD	MQY	MQT
Purchases	$126,425,434	$110,610,281	$70,415,968
Sales	$137,229,803	$119,788,999	$68,404,581

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended April 30, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

46	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of April 30, 2015, the following permanent differences attributable to amortization methods on fixed income securities, expenses characterized as distributions, non-deductible expenses, and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(15,859)	$(32,800)	$(46,543)
Undistributed net investment income	$11,286	$(81,984)	$48,871
Accumulated net realized loss	$4,573	$114,784	$(2,328)

The tax character of distributions paid was as follows:

		MYD	MQY	MQT
Tax-exempt income[1]	04/30/15	$46,719,911	$29,683,874	$20,298,757
	04/30/14	46,773,165	29,739,832	20,307,588
Ordinary income[2]	04/30/15	73,784	259	47
	04/30/14	86,632	—	64
Long-term capital gains	04/30/15	—	—	—
	04/30/14	—	503,631	—

Total	04/30/15	$46,793,695	$29,684,133	$20,298,804

	04/30/14	$46,859,797	$30,243,463	$20,307,652

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2015, as exempt-interest dividends.

[2]

Ordinary incomes consist primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of April 30, 2015, the tax components of accumulated net earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$5,143,650	$5,426,606	$3,347,695
Undistributed ordinary income	389,067	157	—
Capital loss carryforwards	(30,632,008)	(4,374,221)	(7,159,695)
Net unrealized gains (losses)[3]	98,554,860	63,386,388	40,156,442

Total	$73,455,569	$64,438,930	$36,344,442

[3]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in TOB Trusts.

As of April 30, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016	$11,743,926	—	—
2017	4,065,755	—	$2,624,082
2018	1,196,450	—	66,689
2019	479,687	—	1,774,764
No expiration date[4]	13,146,190	$4,374,221	2,694,160

Total	$30,632,008	$4,374,221	$7,159,695

[4]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2015, MQY utilized $147,393 of its capital loss carryforward.

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$852,101,370	$599,466,652	$391,633,045

Gross unrealized appreciation	$106,604,201	$66,010,339	$42,747,038
Gross unrealized depreciation	(7,442,752)	(2,426,288)	(2,590,596)

Net unrealized appreciation	$99,161,449	$63,584,051	$40,156,442

8. Principal Risks:

The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of investments.

ANNUAL REPORT	APRIL 30, 2015	47

Notes to Financial Statements (continued)

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2015, MYD invested a significant portion of its assets in securities in the transportation and health sectors. MQY and MQT invested a significant portion of their assets in securities in the county/city/special district/school district and transportation sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring TOB Trusts as such Trusts have been structured prior to the effective date of the Volcker Rule. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts that were not in place prior to December 31, 2013, and by July 21, 2016, with respect to investments in and relationships with TOB Trusts that were in place prior to December 31, 2013. As a result, TOB Trusts may need to be restructured or unwound.

In response to the restrictions imposed by the Volcker Rule, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. Specifically, a Fund will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by, or on behalf of, the Funds. The Funds may utilize service providers in meeting these responsibilities. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees, and remarketing agents, would be acting at the direction of, and as agent of, the Funds as the TOB Residual holder. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

The SEC and various federal banking and housing agencies recently adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

48	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to issue Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	MYD	MQY
2015	—	—
2014	69,582	26,017

Shares issued and outstanding remained constant for MQT for the year ended April 30, 2015 and for the year ended April 30, 2014.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, if any, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of the year ended April 30, 2015, the VRDP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for 3 year term and is scheduled to expire on April 19, 2017 unless renewed or terminated in advance. The fee agreement between the MQY and the liquidity provider is scheduled to expire on December 4, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, the VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if their fail to maintain certain asset coverage, basic maintenance amount or leverage requirements.

ANNUAL REPORT	APRIL 30, 2015	49

Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, the VRDP Funds must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2015, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of April 30, 2015, the short-term ratings of the liquidity provider and the VRDP Shares for MQY were P1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During the year ended April 30, 2015, all of MYD and MQY’s VRDP Shares that were tendered for remarketing were successfully remarketed.

For the year ended April 30, 2015, the average annualized dividend rates for the VRDP Shares were as follows:

	MYD	MQY
Rate	0.92%	0.13%

On April 17, 2014, MYD commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to its VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MYD is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MYD will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MYD redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After April 19, 2017, the holder of the VRDP Shares and MYD may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

For the year ended April 30, 2015, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MQT issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

50	ANNUAL REPORT	APRIL 30, 2015

Notes to Financial Statements (continued)

As of the year ended April 30, 2015, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	12/31/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2015, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if MQT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

For the year ended April 30, 2015, the average annualized dividend rate for MQT’s VMTP Shares was 1.04%.

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

For the year ended April 30, 2015, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 1, 2015 to Common Shareholders of record on May 15, 2015 as follows:

Common Dividend Per Share
MYD	$0.0770
MQY	$0.0800
MQT	$0.0705

Additionally, the Funds declared a net investment income dividend on June 1, 2015 payable to Common Shareholders of record on June 15, 2015 for the same amounts noted above.

ANNUAL REPORT	APRIL 30, 2015	51

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period May 1, 2015 to May 31, 2015 were as follows:

	Preferred Shares	Series	Dividend Declared
MYD	VRDP Shares	W-7	$210,625
MQY	VRDP Shares	W-7	$29,465
MQT	VMTP Shares	W-7	$109,478

In order to comply with the Volcker Rule, certain TOB Trusts were restructured and the respective TOB Trusts are no longer sponsored by a banking entity. As of June 22, 2015, the following information relates to the restructured TOB Trusts:

	Underlying Municipal Bonds Transferred to restructured TOB Trusts	Liability for TOB Trust Certificates associated with the restructured TOB Trusts
MYD	$5,611,085	$3,795,000
MQY	$12,599,669	$6,515,000
MQT	$8,179,718	$4,230,000

52	ANNUAL REPORT	APRIL 30, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), as of April 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2015

ANNUAL REPORT	APRIL 30, 2015	53

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

54	ANNUAL REPORT	APRIL 30, 2015

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	76 RICs consisting of 76 Portfolios	None
Karen P. Robards 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	76 RICs consisting of 76 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.; Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	76 RICs consisting of 76 Portfolios	None
Frank J. Fabozzi[4] 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 RICs consisting of 235 Portfolios	None
Kathleen F. Feldstein 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	76 RICs consisting of 76 Portfolios	The McClatchy Company (publishing)
James T. Flynn 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	76 RICs consisting of 76 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. (conservations) since 2013 ; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	76 RICs consisting of 76 Portfolios	BlackRock Capital Investment Corp. (business development company)

ANNUAL REPORT	APRIL 30, 2015	55

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	76 RICs consisting of 76 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	76 RICs consisting of 76 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. The Board of Directors has unanimously approved further extending the mandatory retirement age for Mr. James T. Flynn until December 31, 2015, which the Board of Directors believes is in the best interest of shareholders.

[3]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]   For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 76 RICs. Mr. Perlowski, Dr. Fabozzi and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex, and Ms. Novick and Dr. Fabozzi are also board members of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	109 RICs consisting of 235 Portfolios	None
John M. Perlowski 1964	Director	Since 2014	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[5]   Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is a board member of the BlackRock Equity-Bond Complex and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

56	ANNUAL REPORT	APRIL 30, 2015

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers [2]
John M. Perlowski 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Robert W. Crothers 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Director and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Funds. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Directors of the Funds.

ANNUAL REPORT	APRIL 30, 2015	57

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036 Barclays Capital Inc.[1] New York, NY 10019	Custodian/Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Providers Bank of America, N.A.[2] New York, NY 10036 Barclays Bank PLC[1] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MQY.

[2]	For MYD.

58	ANNUAL REPORT	APRIL 30, 2015

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2015	59

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

60	ANNUAL REPORT	APRIL 30, 2015

Additional Information (concluded)

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If the Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2015	61

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$37,363	$37,363	$0	$0	$13,362	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$13,362	$13,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2015.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2000, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of April 30, 2015:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	13	0	0	0	0	0
	$10.49 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	62	0	0	0	0	0
	$28.86 Billion	$0	$0	$0	$0	$0
Walter O’Connor	58	0	0	0	0	0
	$22.37 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2015:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2015.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2015.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	$10,001 - $50,000
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date:	July 1, 2015